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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 1, 2003


                                    CBQ, INC.
             (Exact name of registrant as specified in its charter)


Colorado                           33-4707-NY                         84-1047159
(State or other jurisdiction  (Commission file number)               (I.R.S.
incorporation)                                                       Employer ID
                                                                     Number)

               12535 Orange Drive, Suite 613, Davie, Florida 33330 (Address of principal executive offices) (Zip Code)



                                (954) 474-0224.
               (Registrant's telephone number including area code)

                 7759 Desiree Street, Alexandria, Virginia 22315
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         Effective December 1, 2003, CBQ, Inc. (Company) entered into a stock purchase agreement whereby the Company acquired all of the issued and outstanding voting capital stock of Souvenir Direct, Inc. (SDI), a private Florida corporation engaged in the business of selling novelty, gift, and promotional items manufactured by third parties in the People's Republic of China and often containing the logo or trade name of the Company's customers. SDI is located at 12535 Orange Drive, Suite 613, Davie, Florida 33330. The Company issued 97,000,000 shares of its common stock, $0.01 par value, which shares are "restricted securities" as defined in Rule 144 of the Securities Act of 1933, as amended. SDI will be operated as a wholly-owned subsidiary of the Company. SDI is solely owned by Howard Ullman, a former officer and director of the Company and a principal shareholder of the Company.

         Effective December 4, 2003, and under the terms of the stock purchase agreement, the Company's Board of Directors took the following actions: (1) Howard Ullman was appointed Chairman of the Board of Directors and Chief Executive Officer of the Company; (2) two nominees of Howard Ullman, Mr. Jeffrey Postal and Bruce Shirck, were appointed as directors to fill two vacancies on the Company Board of Directors; (3) the Company moved its principal executive offices to SDI's principal executive offices at 12535 Orange Drive, Suite 613, Davie, Florida 33330; and (4) approved a resolution to change the name of the Company to "China Direct Trading Corporation". Subject to certain filings, the Company anticipates that the name change along with a change in the Company's stock symbol on the Over-the-Counter Bulletin Board should take effect in 30 to 45 days. Also effective on December 4, 2003, Paul Richter, Vice President-Legal, and Pam Milan, Secretary, resigned from their positions in order to allow the new management of the Company to appoint their own junior officers. Mr. Richter will continue to provide certain legal services to the Company as outside legal counsel through December 2003.

The above  summary is qualified in its entirety by reference to Exhibit 10.

Exhibit
Number        Description of Exhibits

     10 December 1, 2003 Stock Purchase Agreement between Company, SDI and Howard Ullman

     99.1 December 1, 2003 Press Release


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CBQ, Inc.


Date:  December 4, 2003                 By:  /s/ Howard Ullman
                                        Howard Ullman, Chief Executive Officer


                                  EXHIBIT INDEX

Exhibit
Number        Description of Exhibits
-----         -------------------------------------------------------------

     Ex. 10 December 1, 2003 Stock Purchase Agreement between Company, SDI and Howard Ullman(1)

     Ex.  99.1 December 1, 2003 Press Release issued by SDI.(2)


        (1) To be filed by amendment
        (2) Filed Herewith